Exhibit 99.1

NUTRIBAND SIGNS COMMERCIAL DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT WITH KINDEVA DRUG DELIVERY FOR AVERSA™ FENTANYL, AN ABUSE DETERRENT FENTANYL PATCH

ORLANDO, FL / ACCESSWIRE / January 4, 2024 / Nutriband Inc. (NASDAQ:NTRB) (NASDAQ:NTRBW), a company engaged in the development of transdermal pharmaceutical products, today announced it has signed a commercial development and clinical supply agreement for their lead product, Aversa™ Fentanyl, with their partner, Kindeva Drug Delivery, a leading global contract development and manufacturing organization (CDMO) focused on drug-device combination products. Under this agreement, Kindeva will perform commercial manufacturing process development and manufacture clinical supplies for the human abuse liability clinical study required by the FDA in support of a New Drug Application (NDA). This new agreement replaces the previous feasibility agreement between the two companies which was focused on adapting Kindeva’s commercial transdermal manufacturing process to incorporate AVERSA™ abuse deterrent transdermal technology.

AVERSA™ Fentanyl combines Nutriband’s proprietary AVERSA™ abuse-deterrent transdermal technology with Kindeva’s FDA-approved transdermal fentanyl patch system with the potential to become the world’s first opioid patch with abuse deterrent properties. AVERSA™ Fentanyl is estimated to have the potential to reach peak annual US sales of $80M - $200M.1

“Execution of this commercial development agreement with our partner, Kindeva, will enable us to rapidly commercialize AVERSA™ Fentanyl and capitalize on its significant market potential. Aversa™ abuse-deterrent technology has the potential to improve the safety profile of transdermal drugs susceptible to abuse, such as fentanyl, while making sure that these drugs remain accessible to those patients who really need them,” said Gareth Sheridan, CEO, Nutriband.

“Transdermal drug-delivery technologies continue to create positive health outcomes for patients globally,” said Kindeva Global Chief Commercial Officer David Stevens. “Kindeva brings more than a half a century of expertise in transdermal capabilities and innovation, and we appreciate Nutriband’s expertise and partnership in this next step in development to continue to bring new solutions to patients.”

[1]	Health Advances Aversa Fentanyl market analysis report 2022

About AVERSA™ Abuse Deterrent Transdermal Technology

Nutriband’s AVERSA™ abuse-deterrent transdermal technology can be utilized to incorporate aversive agents into transdermal patches to prevent the abuse, diversion, misuse, and accidental exposure of drugs with abuse potential. The AVERSA™ abuse-deterrent technology has the potential to improve the safety profile of transdermal drugs susceptible to abuse, such as fentanyl, while making sure that these drugs remain accessible to those patients who really need them. The technology is covered by a broad intellectual property portfolio with patents granted in the United States, Europe, Japan, Korea, Russia, Canada, Mexico, and Australia.

About Nutriband Inc.

We are primarily engaged in the development of a portfolio of transdermal pharmaceutical products. Our lead product under development is an abuse deterrent fentanyl patch incorporating our AVERSA™ abuse-deterrent technology. AVERSA™ technology can be incorporated into any transdermal patch to prevent the abuse, misuse, diversion, and accidental exposure of drugs with abuse potential.

The Company’s website is www.nutriband.com. Any material contained in or derived from the Company’s websites or any other website is not part of this press release.

About Kindeva Drug Delivery

Kindeva is a global contract development manufacturing organization focused on drug-device combination products. Kindeva develops and manufactures products across a broad range of complex drug-delivery formats, including pulmonary & nasal, injectable, and transdermal . Its service offerings span early-stage feasibility through commercial scale drug product fill-finish, container closure system manufacturing, and drug-device product assembly. Kindeva serves a global client base from its nine manufacturing and research and development facilities located in the U.S. and U.K. For more information, please visit www.kindevadd.com.

Forward-Looking Statements

Certain statements contained in this press release, including, without limitation, statements containing the words “believes,” “anticipates,” “expects” and words of similar import, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve both known and unknown risks and uncertainties. The Company’s actual results may differ materially from those anticipated in its forward-looking statements as a result of a number of factors, including those including the Company’s ability to develop its proposed abuse deterrent fentanyl transdermal system and other proposed products, its ability to obtain patent protection for its abuse technology, its ability to obtain the necessary financing to develop products and conduct the necessary clinical testing, its ability to obtain Federal Food and Drug Administration approval to market any product it may develop in the United States and to obtain any other regulatory approval necessary to market any product in other countries, including countries in Europe, its ability to market any product it may develop, its ability to create, sustain, manage or forecast its growth; its ability to attract and retain key personnel; changes in the Company’s business strategy or development plans; competition; business disruptions; adverse publicity and international, national and local general economic and market conditions and risks generally associated with an undercapitalized developing company, as well as the risks contained under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form S-1, Form 10-K for the year ended January 31, 2023 and Forms 10-Q, and the Company’s other filings with the Securities and Exchange Commission. Except as required by applicable law, we undertake no obligation to revise or update any forward-looking statements to reflect any event or circumstance that may arise after the date hereof.

Certain statements contained in this press release, including, without limitation, statements containing the words “believes,” “anticipates,” “expects” and words of similar import, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve both known and unknown risks and uncertainties. The Company’s actual results may differ materially from those anticipated in its forward-looking statements as a result of a number of factors, including those including the Company’s ability to develop its proposed abuse deterrent fentanyl transdermal system and other proposed products, its ability to obtain patent protection for its abuse technology, its ability to obtain the necessary financing to develop products and conduct the necessary clinical testing, its ability to obtain Federal Food and Drug Administration approval to market any product it may develop in the United States and to obtain any other regulatory approval necessary to market any product in other countries, including countries in Europe, its ability to market any product it may develop, its ability to create, sustain, manage or forecast its growth; its ability to attract and retain key personnel; changes in the Company’s business strategy or development plans; competition; business disruptions; adverse publicity and international, national and local general economic and market conditions and risks generally associated with an undercapitalized developing company, as well as the risks contained under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form S-1, Form 10-K for the year ended January, 2022 and Forms 10-Q, and the Company’s other filings with the Securities and Exchange Commission. Except as required by applicable law, we undertake no obligation to revise or update any forward-looking statements to reflect any event or circumstance that may arise after the date hereof.

For more information, contact:

Investor Relations

RedChip Companies

Dave Gentry

NTRB@redchip.com

1-800-RED-CHIP (733-2447)

407-491-4498

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